UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2025

Commission file number: 001-07436

HSBC USA INC.

(Exact name of registrant as specified in its charter)

Maryland	13-2764867
(State of incorporation)	(IRS Employer Identification Number)

66 Hudson Boulevard, New York, New York	10001
(Address of principal executive offices)	(Zip Code)

(212) 525-5000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
$100,000,000 Zero Coupon Callable Accreting Notes due January 15, 2043	HUSI/43	New York Stock Exchange

$50,000,000 Zero Coupon Callable Accreting Notes due January 29, 2043	HUSI/43A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On June 3, 2025, HSBC USA Inc. (the "Company") completed its public offering of $900,000,000 aggregate principal amount of the Company's 4.650% Senior Notes due 2028 (the "Fixed Rate Notes") and $350,000,000 aggregate principal amount of the Company's Floating Rate Senior Notes due 2028 (the "Floating Rate Notes" and, together with the Fixed Rate Notes, the "Notes"), pursuant to an underwriting agreement (the "Underwriting Agreement"), dated May 27, 2025, between the Company and HSBC Securities (USA) Inc. as representative of the several underwriters listed therein. The Notes were issued pursuant to an Indenture, dated as of March 31, 2009 (the "Base Indenture"), as supplemented by the First Supplemental Indenture, dated as of March 22, 2012 (the "First Supplemental Indenture") and the Fourth Supplemental Indenture, dated as of February 21, 2024 (the "Fourth Supplemental Indenture" and together with the Base Indenture and the First Supplemental Indenture, the "Indenture"), between the Company and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association), as Indenture trustee. The Notes have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3 (File No. 333-277211) (the "Registration Statement").

The foregoing description of the Underwriting Agreement, Notes and other documents relating to this transaction does not purport to be complete and is qualified in its entirety by reference to the full text of these securities and documents, forms or copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference. The Base Indenture, the First Supplemental Indenture and the Fourth Supplemental Indenture were filed as exhibits to the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are incorporated by reference into the Registration Statement thereto and are filed as part of this Current Report:

Exhibit No.	Description
1.1	Underwriting Agreement dated May 27, 2025
4.1	Form of 4.650% Senior Notes due 2028
4.2	Form of Floating Rate Senior Notes due 2028
5.1	Opinion of Mayer Brown LLP
5.2	Opinion of DLA Piper LLP (US)
23.1	Consent of Mayer Brown LLP (included in Exhibit 5.1)
23.2	Consent of DLA Piper LLP (US) (included in Exhibit 5.2)
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC USA Inc. (Registrant)

	By:	/s/ Andrew Fullam
	Name:	Andrew Fullam
	Title:	Chief Financial Officer

Dated June 3, 2025